(a)(43)

ING PARTNERS, INC.

ARTICLES OF AMENDMENT

ING PARTNERS, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:                                The Charter of the Corporation is hereby amended by renaming the classified shares of capital stock of the following series as follows:

Old Name	New Name

ING Davis New York Venture Portfolio – Initial Class	ING Columbia Contrarian Core Portfolio – Initial Class

ING Davis New York Venture Portfolio – Adviser Class	ING Columbia Contrarian Core Portfolio – Adviser Class

ING Davis New York Venture Portfolio – Service Class	ING Columbia Contrarian Core Portfolio – Service Class

ING Davis New York Venture Portfolio – Service 2 Class	ING Columbia Contrarian Core Portfolio – Service 2 Class

ING Invesco Van Kampen Comstock Portfolio – Initial Class	ING Invesco Comstock Portfolio – Initial Class

ING Invesco Van Kampen Comstock Portfolio – Adviser Class	ING Invesco Comstock Portfolio – Adviser Class

ING Invesco Van Kampen Comstock Portfolio – Service Class	ING Invesco Comstock Portfolio – Service Class

ING Invesco Van Kampen Comstock Portfolio – Service 2 Class	ING Invesco Comstock Portfolio – Service 2 Class

ING Invesco Van Kampen Equity and Income Portfolio – Initial Class	ING Invesco Equity and Income Portfolio – Initial Class

ING Invesco Van Kampen Equity and Income Portfolio – Adviser Class	ING Invesco Equity and Income Portfolio – Adviser Class

ING Invesco Van Kampen Equity and Income Portfolio – Service Class	ING Invesco Equity and Income Portfolio – Service Class

Old Name	New Name

ING Invesco Van Kampen Equity and Income Portfolio – Service 2 Class	ING Invesco Equity and Income Portfolio – Service 2 Class

ING Solution Aggressive Growth Portfolio – Initial Class	ING Solution Moderately Aggressive Portfolio – Initial Class

ING Solution Aggressive Growth Portfolio – Adviser Class	ING Solution Moderately Aggressive Portfolio – Adviser Class

ING Solution Aggressive Growth Portfolio– Service Class	ING Solution Moderately Aggressive Portfolio – Service Class

ING Solution Aggressive Growth Portfolio – Service 2 Class	ING Solution Moderately Aggressive Portfolio – Service 2 Class

ING Solution Growth Portfolio – Initial Class	ING Solution Balanced Portfolio – Initial Class

ING Solution Growth Portfolio – Adviser Class	ING Solution Balanced Portfolio – Adviser Class

ING Solution Growth Portfolio – Service Class	ING Solution Balanced Portfolio – Service Class

ING Solution Growth Portfolio – Service 2 Class	ING Solution Balanced Portfolio – Service 2 Class

ING Solution Moderate Portfolio – Initial Class	ING Solution Moderately Conservative Portfolio – Initial Class

ING Solution Moderate Portfolio – Adviser Class	ING Solution Moderately Conservative Portfolio – Adviser Class

ING Solution Moderate Portfolio– Service Class	ING Solution Moderately Conservative Portfolio – Service Class

ING Solution Moderate Portfolio – Service 2 Class	ING Solution Moderately Conservative Portfolio – Service 2 Class

SECOND:                                         The Corporation amended the Charter as noted above.  Pursuant to Section 2-603 of the Maryland General Corporation Law, the amendment to the Charter was duly approved by a majority of the entire Board of Directors of the Corporation at a meeting held on January 10, 2013.

THIRD:                                The amendment to the Charter is limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

FOURTH:                     The amendment shall be effective on April 30, 2013.

The undersigned Senior Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice President and attested by its Secretary on this 23rd day of April, 2013.

ATTEST:	ING PARTNERS, INC.

/s/ Huey P. Falgout, Jr.	/s/ Todd Modic
Huey P. Falgout, Jr.	Todd Modic
Secretary	Senior Vice President

CERTIFICATE

THE UNDERSIGNED, Senior Vice President of ING Partners, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles of Amendment are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic
Todd Modic
Senior Vice President